Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vortex Blockchain Technologies Inc. (the “Company”) on Form 10-K/A for year ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 28, 2020

By:	/s/ Craig Bergman
Name:	Craig Bergman
Title:	President, Chief Executive Officer

Date: September 28, 2020

By:	/s/ Francis Keyes
Name:	Francis Keyes
Title:	President, Chief Financial Officer